Taxation - Schedule of Net Operating Loss Carryforwards (Details)	Dec. 31, 2025 USD ($)
Schedule of Net Operating Loss Carryforwards [Abstract]
2028	$ 276,443	[1]
Indefinitely	27,712,025	[2]
Total	$ 27,988,468

[1]	Represents net operating loss carryforwards generated by the Group’s subsidiary in the DRC. In accordance with the applicable DRC tax regulations, net operating losses can be carried forward for up to three years to offset future taxable income and will expire in 2028 if not utilized.
[2]	Represents net operating loss carryforwards from the Group’s Singapore subsidiaries, which can be carried forward indefinitely to offset future taxable income, subject to statutory shareholding continuity requirements.